tbg
Technologie-Beteiligungs-Gesellschaft
MbH der Deutschen Ausgleichsbank



Version 81.93                                                     Exhibit 10.15

                              KOOPERATIONSVERTRAG


                 Vertrag uber eine Zusammenarbeit zwischen der

   SEQUENOM, INC., c/o TVM Techno Venture Management L.P., 101 Arch Street,
                             Boston MA 02110, USA

                   - im folgenden: Beteiligungsgeber (BG)- und der Technologie-Beteiligungs-Gesellschaft mbH der Deutschen Ausgleichsbank,
                           Wielandstr. 4, 53170 Bonn

                              -im folgenden: tbg-

      bei der Betreuung der in diesem Vertrag gennanten Beteiligungen an

        SEQUENOM Instruments GmbH, MendelssohnstraBe 15d, 22761 Hamburg

                  -im folgenden:  Technologieunternehmen (TU)


                                     (S) 1

                                VERTRAGSPARTNER

1) Die tbg unterstutzt im Rahmen des mit dem Bundesministerium fur Bildung, Wissenschaft, Forschung und Technologie (BMBF) und der Deutschen Ausgleichsbank durchgefuhrten Programms "Beteiligungskapital fur kleine Technologieunternehmen" Technologieunternehmen der gewerblichen Wirtschaft, sofern sie nicht alter als 10 Jahre sind und die EU-Definition von kleinen und mittleren Unternehmen (KMU) in den neuen Bundeslandern und Berlin (Ost) bzw. kleinen Unternehmen im ubrigen Bundesgebiet erfullen, d.h:

    -  nicht mehr als 250 (50) Arbeitskrafte beschaftigen und

    -  entweder

       - einen Jahresumsatz von nicht mehr als 40 Mio. DM (10 Mio. DM) erzielen oder

       - einen Bilanzsumme von nicht mehr als 20 Mio. DM (4 Mio. DM) erreichen, und

    - sich zu hochstens 25% im Besitz eines oder mehrerer diese Definition nicht erfullenden Unternehmen befinden (Ausnahme: offentliche Beteiligungsgesellschaften, Risikokapitalgesellschaften und - soweit keine Kontrolle ausgeubt wird - institutionelle Anleger).

Alle drei Voraussetzungen mussen gleichzeitig erfullt sein, d.h. ein Unternehmen wird nur als KMU betrachtet, wenn es die verlangte Eigenstandigkeit aufweist, den Vorgaben fur die Beschaftigungszahl entspricht und mindestens einen der Genzwerte fur Jahresumsatz bzw. Bilanzsumme nicht uberschreitet.

Die tbg ubernimmt Beteiligungen zur Finanzierung von Innovationsvorhaben im Sinne der als Anlage beigefugten Beteiligunsgrundsatze der tbg, die Bestandteil dieses Vertrages sind und die der BG anerkennt und zwar:

- fur angewandte Forschung und Entwicklung bis zu einer logischen Sekunde vor Aufnahme der kommerziellen Produktion gemaB der EU-Definition mit folgenden
   Abgrenzungen:

tbg
Technologie-Beteiligungs-Gesellschaft
MbH der Deutschen Ausgleichsbank    KOOPERATIONSVERTRAG                       2

------------------------------------------------------------------------------
       Angewandte Forschung umfaBt Forschungs- oder Experimentarbeiten mit dem Zweck, neue Erkenntnisse zu gewinnen, um die Erreichung spezifischer, praktischer Ziele wie Kreation neuer Produkte, Produktionsverfahren oder Dienstleistungen zu erleichtern. Normalerweise laBt sich sagen, daB sie mit der Kreation eines ersten Prototyps endet. Entwicklung unfaBt Arbeiten auf der Grundlage der angewandten Forschung mit dern Ziel der Einfuhrung neuer oder wesentlich verbesserter Produkte, Produktionsverfahren oder Dienstleistungen bis hin zu - aber nicht einschlieBlich- der industriellen Anwendung und kommerziellen Nutzung. Zu dieser Stufe gehoren normalweise Pilot- und Demonstrationsvorhaben sowie die weiter erforderliche Entwicklungsarbeit, die schlieBlich in einem Bundel von Informationen mundet, die die Aufnahme der Produktion gestatten.

   -   fur Investitionen zur Markteinfuhrung

   Die tbg beabsichtigt, an dem TU eine stille Beteiligung in Hohe von DM 3.000.000, -unter der Voraussetzung zu ubernehmen, daB die zu Abs. 2 gennante Beteiligung zwischen dem BG und dem TU vereinbart wird. Eine Kopie des zwischen der tbg und dem TU vorgesehenen Beteiligungsvertrages liegt diesem Vertrag bei.

2) Der BG beabsichtigt, am dem TU eine Beteiligung in Form eines nicht ruckzahlbaren GesellschafterzuschuB (Agio) in Hohe von DM 3.000.000 - zu ubernehmen. Dieses Agio steht in Verbindung mit einem bereits bestehenden Stammkapitalanteil des BG an dem TU in Hohe von DM 37.500,-.

   Der BG bestatigt, daB er die Refinanzierung einer Beteiligung an dem TU im Rahmen des Programms "Beteiligungskapital fur kleine Technologieunternehmen" und die Forderung (Refinanzierung oder Absicherung) dieser Beteiligung an dem TU aus dem ERP-Sondervermogen nicht in Anspruch nimmt.

3) Die Parteien werden einander unverzuglich schriftlich unterrichten, wenn die gennanten Beteiligungsvereinbarungen mit dem TU abgeschlossen sind. Sofern die endgultigen Beteiligungsvertrage von den bekanntgegebenen Entwurfen abweichen, sind die Vertrage in der maBgeblichen Fassung zu ubersenden und Abweichungen auf Verlangen zu erlautern.

4) Eventuelle spatere Anderungen der Beteiligungsvertrage, eine VerauBerung/Verpfandung der Beteiligungen und der Anspruche gegen die tbg aus diesem Kooperationsvertrag oder weitere Beteiligungs- oder Darlehensvertrage werden die Parteien nur mit Zustimmung ihres Vertragspartners aus diesem Vertrag vereinbaren. Soweit eine ordentliche Kundigung des Beteiligungsvertrages zwischen BG und TU durch den BG zulassig ist, bedarf auch sie der Zustimmung durch die tbg. Uber eine Kundigung aus wichtigem Grund haben sich die Partner dieses Vertrages unverzuglich, nach Moglichkeit vor Ausspruch der Kundigung, zu unterrichten.


                                     (S) 2

                               BETREUUNG DES TU

Der BG wird die Geschaftsfuhrung des TU und die Entwicklung des durch die tbg geforderten Innovations vorhabens mit der erforderlichen Sorgfalt uberwachen und dem TU bei Bedarf mit einer Managementunterstutzung zur Seite stehen.

Der BG ist grundsatzlich auch bereit und in der Lage, aber nicht verpflichtet, dem TU im Bedarfsfall zusatzliche Finanzierungsmittel zur Verfugung zu stellen.


                                     (S) 3

                                 MITTELEINSATZ
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tbg
Technologie-Beteiligungs-Gesellschaft
MbH der Deutschen Ausgleichsbank    KOOPERATIONSVERTRAG                       3

------------------------------------------------------------------------------
1) Vor Abruf der Beteiligungsmittel der tbg wird der BG die zwischen tbg und TU vereinbarten Abrufvorussetzungen prufen und, soweit sie vorliegen, bestatigen. Der BG wird den Abruf befurworten, wenn im Zeitpunkt des Abrufs nach seinem Kenntnisstand weder wirtschaftliche noch technische Bedenken an der Durchfuhbarkeit des von der tbg geforderten Innovationsvorhabens bestehen.

2) DER BG wird den vom TU gemaB (S) 3 des Beteiligungsvertrages zwischen tbg und TU beizubringenden Verwendungsnachweis prufen und bestatigen.



                                     (S) 4

                       INFORMATIONS- UND KONTROLLRECHTE

1) Der BG verpflichtet sich gegenuber der tbg zur Berichterstattung uber die wirtschaftliche Lage des TU und uber den Stand des von der tbg geforderten Innovationsvorhabens.

2) Berichte sind regelmaBig halbjahrlich zum 31.03 und zum 30.09. zu erstatten.

3) Eine unverzugliche und nach Moglichkeit vorherige Unterrichtung der tbg hat bei allen dem BG bekannten MaBnahmen zu erfolgen, die uber den Rahmen des ublichen Geschaftsbetriebes des TU hinausgehen. Dies sind insbesondere die gemaB (S) 5 des Beteiligungsvertrages zwischen der tbg und dem TU zustimmungsbedurftigen MaBnahmen die in (S) 12 dieses Beteiligungsvertrages gennanten Grunde fur eine Kundigung aus wichtigem Grund.

4) Die Berichterstattung hat, soweit die tbg hierauf nicht ausdrucklich schriftlich verzichtet, schriftlicht und in dringenden Fallen vorab mundlich zu erfolgen.

5) Die tbg ist berechtigt, selbst oder durch beauftragte Dritte eine umfassende Unterrichtung uber alle Rechtsbeziehungen des BG zum TU zu verlangen und bei dem BG alle Unterlagen einzusehen, die das TU betreffen.

6) Der BG erklart sich damit einverstanden, daB die tbg die uber seine Beteiligung an dem TU vorligenden Daten zur Wahrnehmung von Aufsichts-und Kontrollbefugnissen auf Anforderung an das BMBF oder die EU-Kommission ubermittelt.

7) Der BG erklart sich weiterhin damit einverstanden, daB die tbg uber die Beteiligung des BG an dem TU erlangten Daten zur wissenschaftlichen Auswertung des in (S) 1 Abs. 1 dieses Vertrages gennanten Programms an das BMBF oder ein von ihm beaufragtes Institut weiterleitet. Daruber hinaus erklart der BG seine Bereitschaft, dem BMBF und einem von ihm beaufragten Institut auch unmittelbar die zur wissenschaftlichen Auswertung des Programms erforderlichen Auskunfte zu erteilen. Bei der Ausarbeitung und gegebenenfalls bei der Veroffentlichung von Daten uber das Programm wird sichergestellt, daB dem BG kein Schaden entsteht.


                                     (S) 5

                               RISIKOBETEILIGUNG

Der BG ist berechtigt, die tbg innerhalb von 5 Jahren ab Beginn der Beteiligung der tbg an dem TU auf teilweise Erstattung eines Ausfalles an seiner gemaB (S) 1 Abs. 2 an dem TU eingegangenen Beteiligung (Stammkapitalanteil zzgl. Agio) in Anspruch zu nehmen.

1) Ein zur Inanspruchnahme der tbg berechtigender Ausfall gilt als festgestellt, wenn uber das Vermogen des TU das Konkursverfahren oder die Gesamtvollstreckung eroffnet oder die Verfahrenseroffnung mangels Masse tbg
Technologie-Beteiligungs-Gesellschaft
mbH der Deutschen Ausgleichsbank                    KOOPERATIONSVERTRAG        4

--------------------------------------------------------------------------------
     abgelehnt worden ist, wenn fur das TU eine eidesstattliche Versicherung abgegeben oder die andauernde Zahlungsunfahigkeit des TU auf andere Weise nachgewiesen ist.

     Die tbg wird dem BG innerhalb von 30 Kalendertagen nach dem Tag ihrer Inanspruchnahme einen Betrag in Hohe von 50% seiner ursprunglich gemaB (S) 1 Abs. 2 aufgebrachten Beteiligungsmittel, hochsten aber 50% der von ihr selbst an das TU gezahlten Beteiligungsmittel erstatten. Bei der Berechnung der Hochtsgrenze ist eine nach dem Beteiligungsvertrag zwischen tbg und TU zulassig erfolgte Kurzung der Beteiligung der tbg zu berucksichtigen.

2) Sind infolge eines gerichtlichen Vergleichs die Forderungen des BG aus seinem in (S) 1 Abs. 2 beschriebenen Beteiligungsverhaltnis teilweise untergegangen oder hat der BG im Rahmen von SanierungsmaBnahmen, an denen sich alle Kredit- und Beteiligungsgeber des TU- letztere quotal gleich - beteiligt haben, einen Teilverzicht auf die in (S) 1 Abs. 2 erwahnten Beteiligungsmittel geleistet, so kann der BG die tbg auf Erstattung seines teilweisen Ausfalls in Anspruch nehmen. Die tbg ist jedoch nur zur Zahlung eines Betrages verpflichtet, der zu dem Hochstbetrag der Risikobeteiligung (s. Abs. 1) im gleichen Verhaltnis steht, wie der Teilausfall des BG zur Gesamtheit seiner in (S) 1 Abs. 2 genannten Beteiligungsmittel. Die Teilinanspruchname reduziert etwaige weitere Verpflichtungen der tbg aus der Risikobeteiligung.

3) Bis zum Ablauf des 6. auf ihre Inanspruchnahme folgenden Kalendermonats kann die tbg von dem BG die ganze oder teilweise Ubertragung der in (S) 1 Abs. 2 genannten Beteiligung auf sich oder einen von ihr benannten Dritten verlangen. Eventuelle Einlage-, NachschuB- und Schadensersatzverpflichtungen des BG werden nicht auf die tbg ubertragen. Eventuelle Ubertragungskosten tragt der BG.Bei teilweiser Inanspruchnahme der tbg gemaB 2) reduziert sich die Ubertragungsverpflichtung des BG im gleichen Verhaltnis wie die Zahlungsverpflichtung der tbg.

     Die Ubertragbarkeit ist von dem BG zu sichern und ist Voraussetung fur die Inanspruchnahme der Risikobeteiligung.

                                     (S) 6

                       BEGINN UND DAUER DER KOOPERATION

1) Der BG ist der tbg gegenuber zur Betreuung des TU nach (S) 2 und zur Unterrichtung nach (S) 4 dieses Vertrages ab dem Zeitpunkt verpflichtet, in dem dieser Vertrag, und die Beteiligungsvertrage zwischen tbg und TU sowie BG und TU durch die jeweiligen Beteiligten unterzeichnet sind.

2)   Die Kooperation endet mit dem Ende der Beteiligung der tbg oder des BG.

3)   Die ordentliche Kundigung dieses Kooperationsvertrages ist ausgeschlossen.

                                     (S) 7

                            ALLGEMEINE BESTIMMUNGEN

1) Anderungen und Erganzungen dieses Vertrages bedurfen der Schriftform. Mundliche Nebenabreden zu diesem Vertrag bestehen nicht.

2) Sollte eine Bestimmung dieses Vertrages rechtsunwirksam sein, so bleiben die ubrigen Bestimmungen davon unberuht. Der BG und die tbg sind verpflichtet, unwirksame Vertragsbestimmungen durch Regelungen zu ersetzen, die rechtswirskam sind und dem Sinn und Zweck der rechtsunwirksamen Bestimmungen moglichst weitgehend entsprechen.

3) Fur alle Rechtsteitigkeiten, die sich aus diesem Vertrag und seiner Durchfuhrung ergeben, ist Bonn als Gerichtsstand vereinbart.

tbg
Technologie-Beteiligungs-Gesellschaft
mbH der Deutschen Ausgleichsbank                    KOOPERATIONSVERTRAG        5

--------------------------------------------------------------------------------
Bonn, den 14. 12. 1995                    Boston, den
Technologie-Beteiligungs                  SEQUENOM Inc., Boston
Gesellschaft mbH der                      c/o TVM Techno Venture Management L.P.
Deutschen Ausgleichsbank                  101 Arch Street
                                          Boston, MA 02110
                                          USA
                  /s/ illegible                       /s/ illegible, Treasurer

Technologie-Beteiligungs-Gesellschaft
mbH der Deutschen Ausgleichsbank

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        Beteiligungsgrundsatze der                      tbg     Technologie-Beteiligungs-
  Technologie-Beteiligungs - Gesellschaft                       Gesellschaft mbH der
    m.b.H. der Deutschen Ausgleichsbank                         Deutschen Ausgleichsbank
                                                        -------------------------------------------------------------------
1.    Die tbg als Beteiligungsgeber                     -  entweder ein Jahresumsatz von max. 40 Mio. DM oder
                                                           eine Bilanzsumme von max. 20 Mio. DM.
      Die Technologie-Beteiligungs-Gesellschaft
      m.b.H. (tbg) ist eine Tochtergesellschaft
      der Deutschen Ausgleichsbank.Im Rahmen des        Wirtschaftliche Unabhangigkeit
      mit dem Bundesministerium fur Bildung,
      Wissenschaft.  Forschung und Technologie          Max. 25% des Gesellschaftskapitals durfen sich im Besitz
      aufgelegten Programms Beteiligungskapital         von Unternehman befinden, die die Kriterien fur kleine
      fur kleine Technologie-Unternehmen**) geht        und mittlere Unternehmen nicht erfullen.
      sie zur Finanzierung von
      innovationsvorhaben stille Beteiligungen an       (Ausnahme: offentliche Beteiligungsgesellschaften,
      Technologieunternehmen (TU) ein, ohne sich                   Risikokapital gesellschaften und - soweit keine Kontrolle
      im Regelfall an der Geschaftsfuhrung des TU                  ausgeubt wird - institutionelle Anleger.)
      zu beteiligen.
                                                        Alter

      Wesentlche Beteiligungsvoraussetzung ist,         Hochstens 10 Jahre
      daB ein weiterer Beteiligungsgeber
      (Lead-Investor) sich in mindestens gleicher       Technisches und kaufmannisches Fachwissen
      Hohe wie die tbg an dem TU beteiligt und
      auf der Grundlage eines                           Das TU muB uber das zur Durchfuhrung der
      Kooperationsvetrages die Beteiligung der          Entwicklungsarbeiten und zur Produktion notwendige
      tbg mitbetreut.                                   technische Fachwissen verfugen sowie die erforderlichen
                                                        kaufmannischen Kenntnisse nachweisen Konnen.
2.    Beteiligungszweck
                                                        Kaufmannisches Know-how kann auch durch die Einschaltung
      Die Beteiligungen dienen der Finanzierung         von Externen - z.B. des Lead-investors - eingebracht
      von Innovationsvorhaben (vgl. Ziffer 3.1)         werden, sofern das TU bis zur Antragstellung noch keine
      und zwar                                          nennenswerte Umsatze erziehlt hat.

      - for angewandte Forschung und Entwicklung        3.3  Kooperierender Beteiligungsgeber (Lead-investor)
        bis zu einer logischen Sekunde vor Aufnahme
        der kommerziellen Produktion                         Mit der tbg kooperierende Lead-investoren konnen
                                                             Beteiligungsgesellschaften sowie naturliche und
      - fur investitionen zur Markteinfuhrung.               juristische Personen sein, die Unternehmen
                                                             Beteiligungskapital zur Verfugung stellen.
3.    Beteiligungsvoraussetzungen
                                                             Der Lead-Investor muB sich in mindestens der gleichen
3.1   Innovationsvorhaben                                    Hohe wie die tbg beteiligen.  Er soll das
                                                             Technologieunternehmen in allen wirtschaftlichen und
      - Durch das Innovationvorhaben sollen neue,            finanziellen Belangen beraten und unterstutzen und
        im Unternehmen bis dahin noch nicht                  gegebenenfalls auch Management- und
        angewendete Techniken eingesetzt werden.             Marketingunterstutzung anbieten konnen.  Grundsatzlich
                                                             soll er bereit und in der Lage sein  zusatzliche
      - Die Entwicklungsanteile, die den                     Finanzierungsmitttel zur Verfugung zu stellen.
        innovativen Kern betreffen, werden im
        Unternehmen selbst erbracht, Wenn fur                Vor Ubernahme einer Beteiligung hat der Lead-Investor die
        Entwichlungsschritte Dienstleistungen in             Beteiligungsvoraussetzungen zugleich fur die tbg zu
        Anspruch genommen werden mussen die                  prufen und nachvollziehbar zu dokumentieren.  Wahrend der
        Spezifikationen im Unternehmen selbst                Beteiligungsdauer hat er die Geschaftsfuhrung des TU and
        erarbeitet werden.                                   die Entwicklung des Innovationsvorhabens zu uberwachen
                                                             und die tbg uber die wirtschaftliche Lage des TU und uber
      - Das neue Produkt                                     das innovationsvorhaben zu unterrichten.  Weiterhin wirkt
        (Verfahren/Dienstleistung) unterscheiden             er an der Erstellung des
        sich in seinen wesentlichen Funktionen von
        den bisherigen Produkten
        (Verfahren/Dienstleistung) des Unternehmens.

      - Mit dem neuen Produkt (Verfahren/
        Dienstleistung) sind Wettbewerbsvorteile,
        Funktionen, Qualitat, Preis und
        Marktchancen auf dem fur das Unternehmen einschlagigen

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
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
     Markt (regional, national,                                Verwendungsnachweises mit (vgl.
     europaisch, Welt) verbunden.                              Ziffer 3.4).  Einzelheiten regelt ein Kooperations
                                                               zwischen dem Lead-investor und der tbg.
3.2  Beteiligungsnehmer
                                                         3.4   Gesamtfinanzierung
     Beteiligungen der tbg konnen Unternehmen der
     gewerblichen Wirtschaft erhalten, sofern                  Die Gesamtfinanzierung des Innovationsvorhabens
     sie die folgenden Merkmale erfullen:                      muB geigesichert sein. Die Beteingungsmittel durfen nur
                                                               zur Finanzierung des oder der Innovations-
     Kleine Unternehmen.                                       vorhaben(s) eingesetzt werden fur die Beteiligung
                                                               zugesagt wurden ist. Der Lead- investor ist
     -  Betriebssitz im Bundesgebiet und                       unverzuglich zu unterrichten, wenn sich das
                                                               Innovationsvorhaben oder dessen Finanzierung
     -  nicht mehr als 50 Beschaftigte und                     andert.

     -  entweder ein Jahresumsatz von max. 10 Mio.             ErmaBigen sich nachtraglich die Kosten des
     DM oder eine Bilanzsumme von mat. 4 Mio. DM.              Innovationsvorhabens oder werden nachtraglich zur
                                                               Finanzierung dieses Innovationsvorhabens weitere
     Mittlere Unternehmen                                      offentliche Mittel eingeworben, so daB eine Finanzierung
                                                               uber 100% entsteht, konnen die Beteiligungsmittel
     -  Betriebssitz in den neuen Bundeslandern                zuruckgefordert werden.  Der Beteiligungsnehmer
     und Berlin (Ost) und                                      verpflichtet sich, unmittelbar nach Ab-

     -  nicht mehr ais 250 Beschaftigte und

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